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                                                                   Exhibit 10.17

                                 MONROE, INC.


                     1998 STOCK OPTION AND INCENTIVE PLAN


SECTION1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS
          ----------------------------------------

     The name of the plan is the Merkert American Corporation 1998 Stock Option and Incentive Plan (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, Independent Directors and other key persons (including consultants) of Merkert American Corporation (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

     The following terms shall be defined as set forth below:

     "Act" means the Securities Exchange Act of 1934, as amended.

     "Administrator" is defined in Section 2(a).

     "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights.

     "Board" means the Board of Directors of the Company.

     "Change of Control" is defined in Section 16.

     "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

     "Committee" means the Committee of the Board referred to in Section 2.

     "Covered Employee" means an employee who is a "Covered Employee" within the meaning of Section 162(m) of the Code.

     "Deferred Stock Award" means Awards granted pursuant to Section 8.
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     "Dividend Equivalent Right" means Awards granted pursuant to Section 12.

     "Effective Date" means the date on which the Plan is approved by stockholders as set forth in Section 19.

     "Fair Market Value" on any given date means the last reported sale price at which Stock is traded on such date or, if no Stock is traded on such date, the next preceding date on which Stock was traded, as reflected on the principal stock exchange or, if applicable, any other national stock exchange on which the Stock is traded or admitted to trading. Notwithstanding the foregoing, the Fair Market Value on the first day of the Company's initial public offering of Stock shall be the initial public offering price as set forth in the final prospectus for the Company's initial public offering.

     "Incentive Stock Option" means any Stock Option designated and qualified as an "incentive stock option" as defined in Section 422 of the Code.

     "Independent Director" means a member of the Board who is not also an employee of the Company or any Subsidiary.

     "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     "Option" or "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

     "Performance Share Award" means Awards granted pursuant to Section 10.

     "Performance Cycle" means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a participant's right to and the payment of a Performance Share Award, Restricted Stock Award or Deferred Stock Award.

     "Restricted Stock Award" means Awards granted pursuant to Section 7.

     "Stock" means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

     "Stock Appreciation Right" means any Award granted pursuant to Section 6.

     "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50 percent or more of the economic interest or the total

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combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

     "Unrestricted Stock Award" means any Award granted pursuant to Section 9.

SECTION 2. ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT
           ---------------------------------------------------------
           PARTICIPANTS AND DETERMINE AWARDS
           ---------------------------------

     (a)   Committee.  The Plan shall be administered by either the Board or a
           ---------
committee of not less than two Independent Directors (in either case, the "Administrator"). Each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder and a "non-employee director" within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Act, or any successor definition under said rule.

     (b)   Powers of Administrator.  The Administrator shall have the power and
           -----------------------
authority to grant Awards consistent with the terms of the Plan, including the power and authority:

           (i) to select the individuals to whom Awards may from time to time be granted;

           (ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more participants;

           (iii) to determine the number of shares of Stock to be covered by any Award;

           (iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

           (v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

           (vi) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

           (vii) to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts

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     constituting interest (at rates determined by the Administrator) or dividends or deemed dividends on such deferrals; and

           (viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

     All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan participants.

     (c)   Delegation of Authority to Grant Awards.  The Administrator, in its
           ---------------------------------------
discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator's authority and duties with respect to the granting of Awards at Fair Market Value, to individuals who are not subject to the reporting and other provisions of Section 16 of the Act or "covered employees" within the meaning of Section 162(m) of the Code. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Option, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator's delegate or delegates that were consistent with the terms of the Plan.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
           ----------------------------------------------------

     (a)   Stock Issuable.  The maximum number of shares of Stock reserved and
           --------------
available for issuance under the Plan shall be such aggregate number of shares of Stock as does not exceed the sum of (i) 234 shares; plus (ii) as of January 1, 1999, 13.0 percent of any net increase since the Company's initial public offering in the total number of shares of Stock actually outstanding; plus (iii) as of each January 1 thereafter, 13.0 percent of any net increase since the preceding January 1 in the total number of shares of Stock actually outstanding. Notwithstanding the foregoing, the maximum number of shares of Stock for which Incentive Stock Options may be granted under the Plan shall not exceed 234 shares, reduced by the aggregate number of shares subject to outstanding Awards granted under the Plan. For purposes of this limitation, if any portion of an Award is forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated, the shares of Stock underlying such portion of the Award shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that on and after the date the Company is first subject to the provisions of Section 162(m) of the Code with respect to grants made or compensation earned under the Plan, Stock Options or Stock Appreciation Rights with respect to no more than 1,005.414 shares of Stock may be granted to

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any one individual participant during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

     (b)  Changes in Stock.  If, as a result of any reorganization,
          ----------------
recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company's capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and
(iv) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

     The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the participant, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

     (c)  Mergers and Other Transactions.  In the case of (i) the dissolution or
          ------------------------------
liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity,
(iii) a merger, reorganization or consolidation in which the holders of the Company's outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the surviving or resulting entity immediately upon completion of such transaction, (iv) the sale of all of the Stock of the Company to an unrelated person or entity or (v) any other transaction in which the owners of the Company's outstanding voting power prior to such transaction do not own at least a majority of the outstanding voting power of the relevant entity after the transaction (in each case, a "Transaction"), as of the effective date of such Transaction, all Options and Stock Appreciation Rights that are not exercisable shall become fully exercisable and all other Awards which are not vested shall become fully vested, except as the Committee may otherwise specify with respect to particular Awards. Upon the effectiveness of the

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Transaction, the Plan and all outstanding Options, Stock Appreciation Rights and other Awards granted hereunder shall terminate, unless provision is made in connection with the Transaction for the assumption of Awards heretofore granted, or the substitution of such Awards of new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as provided in Section 3(b) above. In the event of such termination, each optionee shall be permitted to exercise for a period of at least 15 days prior to the date of such termination all outstanding Options and Stock Appreciation Rights held by such optionee which are then exercisable or become exercisable upon the effectiveness of the Transaction.

     (d)   Substitute Awards.  The Administrator may grant Awards under the Plan
           -----------------
in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances.

SECTION 4. ELIGIBILITY
           -----------

     Participants in the Plan will be such full or part-time officers and other employees, Independent Directors and key persons of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5. STOCK OPTIONS
           -------------

     Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

     Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

     No Incentive Stock Option shall be granted under the Plan after May 19,
2008.

     (a)   Stock Options Granted to Employees and Key Persons.  The
           --------------------------------------------------
Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the

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participant's election, subject to such terms and conditions as the
Administrator may establish, as well as in addition to other compensation.

          (i)    Exercise Price.  The exercise price per share for the Stock
                 --------------
     covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant in the case of Incentive Stock Options, or 85 percent of the Fair Market Value on the date of grant, in the case of Non-Qualified Stock Options (other than options granted in lieu of cash compensation). If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

          (ii)   Option Term.  The term of each Stock Option shall be fixed by
                 -----------
     the Administrator, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

          (iii)  Exercisability; Rights of a Stockholder.  Stock Options shall
                 ---------------------------------------
     become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date; provided, however, that Stock Options granted in lieu of compensation shall be exercisable in full as of the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

          (iv)   Method of Exercise.  Stock Options may be exercised in whole or
                 ------------------
     in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

                 (A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

                 (B) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

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               (C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or

               (D) By the optionee delivering to the Company a promissory note if the Board has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his Stock Option; provided that at least so much of the exercise price as represents the par value of the Stock shall be paid other than with a promissory note.

     Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

          (v) Annual Limit on Incentive Stock Options.  To the extent required
              ---------------------------------------
     for "incentive stock option" treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

     (b)  Reload Options.  At the discretion of the Administrator, Options
          --------------
granted under the Plan may include a "reload" feature pursuant to which an optionee exercising an option by the delivery of a number of shares of Stock in accordance with Section 5(a)(iv)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with such other terms as the Administrator may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option with an Option term equal to the remainder of the original Option term unless the Administrator otherwise determines in the Award agreement for the original Option grant.

     (c)  Stock Options Granted to Independent Directors.
          ----------------------------------------------

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          (i)  Automatic Grant of Options.
               --------------------------

               (A) Each person who is an Independent Director on the effective date of the Company's initial public offering shall be granted a Non-Qualified Stock Option to acquire 20,000 shares of Stock, provided, however, that if such Independent Director has been appointed to serve as Chairman of the Company's Audit Committee as of such date, such Independent Director shall instead be granted a Non-Qualified Stock Option to acquire 25,000 shares of Stock.

               (B) Each Independent Director who is first elected to serve as a Director after the effective date of the Company's initial public offering shall be granted, on the fifth business day after his election, a Non-Qualified Stock Option to acquire 20,000 shares of Stock, provided, however, that if such Independent Director has been appointed to serve as Chairman of the Company's Audit Committee as of such date, such Independent Director shall instead be granted a Non-Qualified Stock Option to acquire 25,000 shares of Stock.

               (C) Each Independent Director who is serving as Director of the Company on the fifth business day after each annual meeting of shareholders, beginning with the 1999 annual meeting, shall automatically be granted on such day a Non-Qualified Stock Option to acquire 5,000 shares of Stock, provided, however, that the Independent Director who serves as Chairman of the Company's Audit Committee on the fifth business day after each annual meeting of shareholders shall instead be granted a Non-Qualified Stock Option to acquire 10,000 shares of Stock.

               (D) The exercise price per share for the Stock covered by a Stock Option granted under this Section 5(c) shall be equal to the Fair Market Value of the Stock on the date the Stock Option is granted.

               (E) The Administrator, in its discretion, may grant additional Non-Qualified Stock Options to Independent Directors. Any such grant may vary among individual Independent Directors.

          (ii) Exercise; Termination.
               ---------------------

               (A) Unless otherwise determined by the Administrator, an Option granted under Section 5(c) shall be exercisable as to fifty percent (50.0%) of the shares of Stock covered thereby as of the grant date, and shall become exercisable as to the remaining fifty percent (50.0%) of the shares of Stock covered thereby in that number of equal annual installments which is equal to the number of years remaining in such Director's term as of the date of grant

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          (rounded up to the nearest whole year). An Option issued under this
          Section 5(c) shall not be exercisable after the expiration of ten years from the date of grant.

               (B) Options granted under this Section 5(c) may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in
          Section 5(a)(iv). An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

     (d)  Non-transferability of Options.  No Stock Option shall be transferable
          ------------------------------
by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer, without consideration for the transfer, his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

     (e)  Termination.  Except as may otherwise be provided by the Administrator
          -----------
either in the Award agreement, or subject to Section 15 below, in writing after the Award agreement is issued, an optionee's rights in all Stock Options shall automatically terminate upon the participant's termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

SECTION 6. STOCK APPRECIATION RIGHTS.
           -------------------------

     (a)  Nature of Stock Appreciation Rights.  A Stock Appreciation Right is an
          -----------------------------------
Award entitling the recipient to receive an amount in cash or shares of Stock or a combination thereof having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price Stock Appreciation Right, which price shall not be less than 85 percent of the Fair Market Value of the Stock on the date of grant (or more than the option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

     (b)  Grant and Exercise of Stock Appreciation Rights.  Stock Appreciation
          -----------------------------------------------
Rights may be granted by the Administrator in tandem with, or independently of, any Stock Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation

                                       10
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Right granted in tandem with an Incentive Stock Option, such Stock Appreciation
Right may be granted only at the time of the grant of the Option.

     A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option.

     (c)  Terms and Conditions of Stock Appreciation Rights.  Stock Appreciation
          -------------------------------------------------
Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator, subject to the following:

          (i) Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.

          (ii) Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.

          (iii) All Stock Appreciation Rights shall be exercisable during the participant's lifetime only by the participant or the participant's legal representative.

     (d)  Termination.  Except as may otherwise be provided by the Administrator
          -----------
either in the Award agreement, or subject to Section 15 below, in writing after the Award agreement is issued, an optionee's rights in all Stock Appreciation Rights shall automatically terminate upon the participant's termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

SECTION 7. RESTRICTED STOCK AWARDS
           -----------------------

     (a)  Nature of Restricted Stock Awards.  A Restricted Stock Award is an
          ---------------------------------
Award entitling the recipient to acquire, at par value or such other higher purchase price determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the participant executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and participants.

     (b)  Rights as a Stockholder.  Upon execution of a written instrument
          -----------------------
setting forth the Restricted Stock Award and payment of any applicable purchase price, a participant shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, certificates evidencing the Restricted

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Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the participant shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

     (c)  Restrictions.  Restricted Stock may not be sold, assigned,
          ------------
transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. If a participant's employment (or other business relationship) with the Company and its Subsidiaries terminates for any reason, the Company shall have the right to repurchase Restricted Stock that has not vested at the time of termination at its original purchase price, from the participant or the participant's legal representative.

     (d)  Vesting of Restricted Stock.  The Administrator at the time of grant
          ---------------------------
shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company's right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed "vested." Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a participant's rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the participant's termination of employment (or other business relationship) with the Company and its Subsidiaries and such shares shall be subject to the Company's right of repurchase as provided in Section 7(c) above.

     (e)  Waiver, Deferral and Reinvestment of Dividends.  The Restricted Stock
          ----------------------------------------------
Award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 8. DEFERRED STOCK AWARDS
           ---------------------

     (a)  Nature of Deferred Stock Awards.   A Deferred Stock Award is an Award
          -------------------------------
of phantom stock units to a participant, subject to restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the participant executing the Deferred Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and participants. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the participant in the form of shares of Stock.

     (b)  Election to Receive Deferred Stock Awards in Lieu of Compensation.
          -----------------------------------------------------------------
The Administrator may, in its sole discretion, permit a participant to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such participant in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.

     (c)  Rights as a Stockholder.  During the deferral period, a participant
          -----------------------
shall have no rights as a stockholder; provided, however, that the participant may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.

     (d)  Restrictions.  A Deferred Stock Award may not be sold, assigned,
          ------------
transferred, pledged or otherwise encumbered or disposed of during the deferral period.

     (e)  Termination.  Except as may otherwise be provided by the Administrator
          -----------
either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a participant's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the participant's termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

SECTION 9. UNRESTRICTED STOCK AWARDS
           -------------------------

     Grant or Sale of Unrestricted Stock.  The Administrator may, in its sole
     -----------------------------------
discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any participant pursuant to which such participant may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of cash compensation due to such participant.

SECTION 10. PERFORMANCE SHARE AWARDS
            ------------------------

     (a)  Nature of Performance Share Awards.  A Performance Share Award is an
          ----------------------------------
Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Administrator may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Administrator in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals, the periods during which performance is to be measured, and all other limitations and conditions.

     (b)  Rights as a Stockholder.  A participant receiving a Performance Share
          -----------------------
Award shall have the rights of a stockholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Performance Share Award agreement (or in a performance plan adopted by the Administrator).

     (c)  Termination.  Except as may otherwise be provided by the Administrator
          -----------
either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a participant's rights in all Performance Share Awards shall automatically terminate upon the participant's termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

     (d)  Acceleration, Waiver, Etc.  At any time prior to the participant's
          -------------------------
termination of employment (or other business relationship) by the Company and its Subsidiaries, the Administrator may in its sole discretion accelerate, waive or, subject to Section 15, amend any or all of the goals, restrictions or conditions applicable to a Performance Share Award.

SECTION 11. PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES
            ---------------------------------------------

     Notwithstanding anything to the contrary contained herein, if any Restricted Stock Award, Deferred Stock Award or Performance Share Award granted to a Covered Employee is intended to qualify as "Performance-based Compensation" under Section 162(m) of the Code and the regulations promulgated thereunder (a "Performance-based Award"), such Award shall comply with the provisions set forth below:

     (a)  Performance Criteria.  The performance criteria used in performance
          --------------------
goals governing Performance-based Awards granted to Covered Employees may include any or all of the following: (i) the Company's return on equity, assets, capital or investment, (ii) pre-tax or after-tax profit levels of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) cash flow, funds from operations or similar measure; (iv) total shareholder return; (v) changes in the market price of the Stock; (vi) sales or market share; or (vii) earnings per share.

     (b)  Grant of Performance-based Awards.  With respect to each Performance-
          ---------------------------------
based Award granted to a Covered Employee, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Committee may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.

     (c)  Payment of Performance-based Awards.  Following the completion of a
          -----------------------------------
Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee's Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

     (d)  Maximum Award Payable.  The maximum Performance-based Award payable to
          ---------------------
any one Covered Employee under the Plan for a Performance Cycle is 1,005.414 Shares (subject to adjustment as provided in Section 3(b) hereof).

SECTION 12. DIVIDEND EQUIVALENT RIGHTS
            --------------------------

     (a)  Dividend Equivalent Rights.  A Dividend Equivalent Right is an Award
          --------------------------
entitling the recipient to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any participant as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

     (b)  Interest Equivalents.  Any Award under this Plan that is settled in
          --------------------
whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

     (c)  Termination.  Except as may otherwise be provided by the Administrator
          -----------
either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a participant's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the participant's termination of employment (or cessation of business relationship) with the Company and its Subsidiaries for any reason.

SECTION 13. TAX WITHHOLDING
            ---------------

     (a)  Payment by Participant.  Each participant shall, no later than the
          ----------------------
date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. The Company's obligation to deliver stock certificates to any participant is subject to and conditioned on tax obligations being satisfied by the participant.

     (b)  Payment in Stock.  Subject to approval by the Administrator, a
          ----------------
participant may elect to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the participant with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 14. TRANSFER, LEAVE OF ABSENCE, ETC.
            -------------------------------

     For purposes of the Plan, the following events shall not be deemed a termination of employment:

     (a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

     (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee's right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 15. AMENDMENTS AND TERMINATION
            --------------------------

     The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. The Administrator may provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the Plan, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan, but no such action shall adversely affect rights under any outstanding Award without the holder's consent. If and to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, if and to the extent intended to so qualify, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 15 shall limit the Board's authority to take any action permitted pursuant to Section 3(c).

SECTION 16. STATUS OF PLAN
            --------------

     With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company's obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 17. CHANGE OF CONTROL PROVISIONS
            ----------------------------

     Upon the occurrence of a Change of Control as defined in this Section 17:

     (a) Except as otherwise provided in the applicable Award agreement, each outstanding Stock Option and Stock Appreciation Right shall automatically become fully exercisable.

     (b) Each outstanding Restricted Stock Award, Deferred Stock Award and Performance Share Award shall be subject to such terms, if any, with respect to a Change of Control as have been provided by the Administrator in the Award agreement, or subject to Section 15 above, in writing after the Award agreement is issued.

     (c) "Change of Control" shall mean the occurrence of any one of the following events:

          (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any of its Subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its Subsidiaries), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 25 percent or more of the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities") (in such case other than as a result of an acquisition of securities directly from the Company); or

          (ii) persons who, as of the Effective Date, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Effective Date shall be considered an Incumbent Director if such person's election was approved by or such person was nominated for election by either (A) a vote of at least a majority of the Incumbent Directors or (B) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; or

          (iii) the stockholders of the Company shall approve (A) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate 50 percent or more of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (B) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or (C) any plan or proposal for the liquidation or dissolution of the Company.

     Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (i) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to 25 percent or more of the combined voting power of all then outstanding Voting Securities; or
(ii) any of the foregoing arising out of or in connection with the initial public offering of the Company's common stock, provided, however, that if any
                                               --------  -------
person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (i).

SECTION 18. GENERAL PROVISIONS
            ------------------

     (a)  No Distribution; Compliance with Legal Requirements.  The
          ---------------------------------------------------
Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

     No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

     (b)  Delivery of Stock Certificates.  Stock certificates to participants
          ------------------------------
under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the participant, at the participant's last known address on file with the Company.

     (c)  Other Compensation Arrangements; No Employment Rights.  Nothing
          -----------------------------------------------------
contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

     (d)  Trading Policy Restrictions.  Option exercises and other Awards under
          ---------------------------
the Plan shall be subject to such Company's insider-trading-policy-related restrictions, terms and conditions as may be established by the Administrator, or in accordance with policies set by the Administrator, from time to time.

SECTION 19. EFFECTIVE DATE OF PLAN
            ----------------------

     This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 20. GOVERNING LAW
            -------------

     This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.


DATE APPROVED BY BOARD OF DIRECTORS: May 19, 1998

DATE APPROVED BY STOCKHOLDERS: May 19, 1998